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                           DTC DELIVERY ELECTION FORM

     THIS FORM MUST BE COMPLETED AND SUBMITTED IF SHARES WILL BE PRESENTED FOR REDEMPTION BY BOOK-ENTRY TRANSFER TO THE DEPOSITORY TRUST COMPANY AND THE SHAREHOLDER DESIRES TO RETAIN OWNERSHIP OF THE PORTFOLIO SECURITIES RECEIVED. PLEASE FAX THIS FORM TO THE DEPOSITARY AT THE NUMBER INDICATED BELOW PRIOR TO 5:00 P.M. EASTERN TIME ON THE SAME DAY SHARES ARE PRESENTED FOR REDEMPTION.

                     FACSIMILE COPY NUMBER: (781) 794-6333
                      CONFIRM BY TELEPHONE: (781) 794-6388

                               OPTIONS REGARDING
                      DISPOSITION OF PORTFOLIO SECURITIES

TO RETAIN OWNERSHIP OF PORTFOLIO SECURITIES RECEIVED, YOU MUST PROVIDE THE INFORMATION REQUESTED BELOW. FAILURE TO FURNISH THE INFORMATION REQUESTED REGARDING ACCOUNT INFORMATION WILL RESULT IN LIQUIDATION OF THE PORTFOLIO SECURITIES. THE LIQUIDATION OF PORTFOLIO SECURITIES FOR CASH IS A TAXABLE EVENT AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO THE SHAREHOLDER.

Your Name:
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DTC -- VOl Number:
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DTC Participant Number:
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Date of Entry:
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Number of Shares Presented for Redemption:
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Local Account Information:
SPAIN
Name of Account (if different):
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Bank or Broker Name (in Spain):
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Bank or Broker Address:
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Securities Account No.:
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Cash Account No:
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PORTUGAL
Name of Account (if different):
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Bank or Broker Name (in Portugal):
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Bank or Broker Address:
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Securities Account No.:
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Cash Account No:
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UNITED STATES (FOR AMERICAN DEPOSITORY RECEIPTS THAT ARE PART OF THE PORTFOLIO
SECURITIES)

Broker Name:
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DTC Participant Number:
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IN ADDITION, IN ORDER TO RETAIN PORTFOLIO SECURITIES RECEIVED, YOU MUST ADVISE
THE ABOVE-NAMED BANK(S) OR BROKER(S) THAT SHARES WILL BE RECEIVED FOR YOUR ACCOUNT(S) FROM THE FOLLOWING COUNTERPARTIES LISTED ON THE OPPOSITE SIDE OF THIS
FORM:
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
Counterparty Settlement Instructions:
SPAIN
Securities Account Information:  Banco Santander, Madrid
                                 Account Number: 15940185769PC
Cash Account Information:        Banco Santander, Madrid
                                 Account Number: 810578
PORTUGAL
Securities Account Information:  Banco Espirito Santo Commercial de Lisboa, Lisbon
                                 Account Number: 099507150006
Cash Account Information:        Banco Portuguese de Atlantico, Lisbon
                                 Account Number: 530/03/002-881527
UNITED STATES
Securities Account Information:  Brown Brothers Harriman & Co.
                                 DTC Participant Number: 10

PORTFOLIO SECURITIES RETAINED UNDER OPTION B WILL BE REGISTERED IN THE NOMINEE NAME OF THE DELIVERING PARTY ON AN INTERIM BASIS. THE SIGNOR, IN CONJUNCTION WITH THE LOCAL BANK/BROKER, WILL BE RESPONSIBLE FOR REREGISTERING THE PORTFOLIO SECURITIES.